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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    April 4, 2006
                                                    --------------


                             Norwood Financial Corp.
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             (Exact name of registrant as specified in its charter)


     Pennsylvania                      0-28364                    23-2828306
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(State or other jurisdiction        (Commission File            (IRS Employer
of incorporation)                       Number)              Identification No.)


717 Main Street, Honesdale, Pennsylvania                            18431
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (570) 253-1455
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                             NORWOOD FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 1.01.  Entry into a Material Definitive Agreement
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     On April 4, 2006, the Registrant amended its Salary Continuation Agreements with President William W. Davis, Jr., Executive Vice President Lewis J. Critelli and Senior Vice Presidents Edward C. Kasper, Joseph A. Kneller and John H. Sanders (the "Officers") in order to comply with the recently-enacted provisions of Section 409A of the Internal Revenue Code of 1986 and to provide for additional benefits in the event the Officers continue working past normal retirement age. For further information, reference is made to the agreements, which are filed as exhibits hereto.

Item 9.01.  Financial Statements and Exhibits
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     (c) The following exhibits are filed with this report.

        Number      Description
        ------      -----------

        10.1 First and Second Amendments to Salary Continuation Agreement with William W. Davis, Jr.

        10.2 First and Second Amendments to Salary Continuation Agreement with Lewis J. Critelli

        10.3 First and Second Amendments to Salary Continuation Agreement with Edward C. Kasper

        10.4 First and Second Amendments to Salary Continuation Agreement with Joseph A. Kneller

        10.5 First and Second Amendments to Salary Continuation Agreement with John H. Sanders




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORWOOD FINANCIAL CORP.


Date:  April 4, 2006                   By: /s/ William W. Davis, Jr.
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                                           William W. Davis, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)